Exhibit 99.1 Press Release, dated September 27, 2010, issued by the Company
Duoyuan Printing Appoints Sik Siu Kwan to its Board of Directors
BEIJING, September 27, 2010 — Duoyuan Printing, Inc. (NYSE: DYP) (“Duoyuan Printing” or the “Company”), a leading offset printing equipment supplier in China, today announced the appointment of Sik Siu Kwan to its board of directors, effective from September 26, 2010. Mr. Sik will also serve on the Company’s audit committee.
Mr. Sik has more than twenty years of experience in investment banking and finance. Mr. Sik is an independent non-executive director of Simcere Pharmaceutical Group (NYSE:SCR) and China Nepstar Chain Drugstore Limited (NYSE: NPD), both listed on the New York Stock Exchange. He is also an independent non-executive director of China Glass Holdings Limited, a company listed on the Hong Kong Stock Exchange. He has held senior positions with DBS Asia Capital Limited and Mitsubishi UFJ Securities (HK) Limited, as well as ICEA Capital Limited, the investment banking arm of ICBC, where he was responsible for business development and regional business operations. Mr. Sik obtained both a Bachelor’s degree in engineering with first class honors and a Master’s degree from Oxford University in 1989 and 2006 respectively. He is a member of The Institute of Chartered Accountants in England and Wales and a fellow member of the Hong Kong Institute of Certified Public Accountants.
“Our management team welcomes Mr. Sik to the board,” commented Mr. Wenhua Guo, Chairman and founder of Duoyuan Printing. “Our first priority will be to work closely with the audit committee to address open topics and finalize our 10-K filing. I am confident that Mr. Sik has the ideal range of experience to help us rebuild investor confidence in Duoyuan Printing and assist us as we grow our business.”
“I am excited to join Duoyuan Printing at this critical time for the Company,” commented Mr. Sik. “Duoyuan Printing’s management are committed to high standards of corporate governance and I will be working to help them achieve and maintain these standards going forward.”
About Duoyuan Printing
Duoyuan Printing (NYSE: DYP) is a leading manufacturer of commercial offset printing presses in China. The Company combines technical innovation and precision engineering to offer a broad range of printing equipment and solutions. Duoyuan Printing has manufacturing and research and development facilities in Langfang, Hebei Province and Shaoyang, Hunan Province in addition to a distribution and service network with over 85 distributors that operate in over 65 cities and 28 provinces in China. Headquartered in Beijing, the Company is one of the largest non-government owned major offset printing equipment and solutions providers in China. For further information, please visit Duoyuan Printing’s website http://www.duoyuan.com.
Safe Harbor Statement
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions. All statements other than statements of historical fact in this press release are forward-looking statements, including but not limited to, our future financial condition, our expected corporate governance improvements, the future growth of our business, our ability to resolve open audit issues and schedule of the filing of our annual report. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties, including, without limitation, our ability to sustain our recent profitability and growth rates, our ability to retain an independent registered public accounting firm, the possibility that we may not meet our strategic goals or may develop other priorities, and other risk factors detailed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2009 and in our subsequent reports on Form 10-Q filed with the Securities and Exchange Commission and available at http://www.sec.gov. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.
For investor and media enquiries please contact:
Brunswick Group
Henry Fraser
Tel: +86-10-6566-2256
Email: duoyuanprinting@brunswickgroup.com